UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 23, 2007

(Date of earliest event reported)

US GEOTHERMAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	333-117287 (Commission File Number)	84-1472231 (I.R.S. Employer Identification)

1509 Tyrell Lane, Suite B, Boise, Idaho 83706

(Address of principal executive offices)

208-424-1027

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2007, certain executives of U.S. Geothermal Inc. (the “Company”), including Daniel Kunz, Douglas Glaspey and Kerry Hawkley, entered into an options repricing agreement with the Company to avoid potential additional surtax liability under Section 409A of the Internal Revenue Code, as permitted by the transitional rules promulgated by the Treasury Department. The exercise price of each repriced option was increased to equal the closing price of the Company’s common stock as of the grant date.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued March 23, 2007

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 1, 2007	US Geothermal Inc.

By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer